SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported) July 2, 2007


                               Loreto Corporation
             (Exact name of Registrant as specified in its charter)


              Nevada                      333-140148              20-5308449
  (State or other jurisdiction           (Commission            (IRS Employer
of incorporation or organization)        File Number)        Identification No.)


                    415 Laurel St. #219, San Diego, CA 92101
               (Address of principal executive offices) (Zip Code)


                                 (775) 352-4165
              (Registrant's Telephone Number, Including Area Code)


                  (Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On July 2, 2007, we issued 3,000,000 shares of our common stock, $0.001 par value per share, to Magdalena Cruz, our President, Chief Executive Officer, Chief Financial Officer and director and has served as our officer and director from inception, June 28, 2006, without monetary compensation; this stock issuance was in exchange for her services. We are relying on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.


                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           Loreto Corporation


Date: July 6, 2007                         By: /s/ Magdalena Cruz
                                              ---------------------------------
                                              Magdalena Cruz, President